SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (April 29, 2004):

TSI, Inc.
(Exact name of small business issuer as specified in its charter)

Commission file number  0-2054

Montana					81-0267738
(State of Incorporation)		(IRS Employer
                                        Identification
                                        Number)

128 Second Street South, Great Falls, Montana   59405
(Address of Principal Executive Offices)

(406) 727-2600
(Issuer's telephone number including area code)


This form is amended to provide the specific resignation date of the predecessor auditor, to change the date through which there have been no disagreements with Dwyer & Company, CPA, PC, and to provide the proper dates and signature on the letter included as Exhibit 16. The wording has been changed in ITEM 4, paragraph 1 to add clarity to the statement.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Dwyer and Company , CPA, PC, the Company's independent auditor resigned on October 20, 2003. TSI, Inc. ( "the Company"), accepted the resignation of Dwyer & Company, CPA, PC as the Company's independent accountant, on October 20, 2003 when the review for the quarter ended September 30, 2003 was completed.

Dwyer & Company, CPA, PC reports on the Company's financial statements as of and for the years ended December 31, 2002 and December 31, 2001 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2002 and December 31, 2001 and through the resignation date, October 20, 2003, there have been no disagreements with Dwyer & Company, CPA, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. A letter from Dwyer & Company, CPA, PC is attached as Exhibit 16. During the years ended December 31, 2003 and December 31, 2002 and through the date of this Form 8-K, there have been no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v).


On February 23, 2004, the Company engaged the accounting firm of Anderson ZurMuehlen & Co., P.C. as its new independent accountant. Anderson ZurMuehlen & Co., P.C. has accepted the appointment, subject to the results of its standard due diligence procedures. During the years ended December 31, 2002 and December 31, 2001 or the subsequent interim period through February 23, 2004, the Company did not consult with Anderson ZurMuehlen & Co., P.C. regarding: (i) the application of accounting principles to a specified transaction either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or a reportable event (as contemplated by Item 304 of Regulation S-K)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a ).  Not applicable
(b ).  Not applicable
(c ).  Exhibits

Exhibit 16. Letter from Dwyer & Company, CPA, PC dated April 29, 2004, is attached to this report.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					M CORP
Dated:  April 27, 2004			By: /s/ S.M. McCann
					    Sheila M. McCann											Its:  President

INDEX TO EXHIBITS

Number		Description

16 Letter from Dwyer & Company, CPA, PC dated April 29, 2004.













EXHIBIT 16

[DWYER & COMPANY, CPA, PC LETTERHEAD]

DWYER & COMPANY, CPA, PC [LOGO]

18 6TH Street North, Suite 200, Great Falls, MT   59401
Phone (406) 453-2463  Fax (406) 727-3225




April 29, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Ladies and Gentlemen:

We have read the Form 8-K/A, item 4, including amended disclosures, for TSI, Inc. (SEC File
No. 0-2054) dated April 27, 2004, and we agree with the statements made therein concerning my resignation.


Sincerely,



 /s/ Dwyer & Company, CPA, PC
      Dwyer & Company, CPA, PC